Premises And Equipment	12 Months Ended
Dec. 31, 2010
Premises And Equipment [Abstract]
Premises And Equipment
NOTE 6.	PREMISES AND EQUIPMENT

Premises and equipment are summarized as follows:

	December 31,
	2010	2009
Land	$1,344,962	$1,344,962
Buildings and improvements	8,931,190	8,824,422
Furniture and equipment	4,358,396	4,401,538

	14,634,548	14,570,922
Accumulated depreciation	(5,132,741)	(4,565,317)

	$9,501,807	$10,005,605

Depreciation expense was $567,424 and $601,847 for the years ended December 31, 2010 and 2009, respectively.

Leases

The Company has an operating sublease agreement for the rental of a branch banking facility at Hartsfield Jackson Atlanta International Airport. The sublease agreement covers approximately 475 square feet of space located in the main terminal of the airport. The sublessor agreed to pay all of the Company's obligations under the sublease with the exception of the Company's pro rata share of actual maintenance and operating costs for the Bank center (currently estimated at $25 per square foot per year). The lease calls for lease payments of $1,000 per month and has a term of five years.

The Company also has an operating lease agreement for the rental of a branch banking facility in Albany, Georgia. The lease calls for lease payments of $1,000 per month and has a lease term of four years. There is also an option to extend this lease for an additional two years at the end of this term.

The following represents the minimum monthly lease payments under noncancelable operating leases:

2011	$24,000
2012	6,000

$30,000

Total rental expense for the years ended December 31, 2010 and 2009 was $66,632 and $68,163, respectively.